UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

 (a)  The annual meeting of the shareholders of American Express Company (the “Company”) was held on May 7, 2018.  A quorum was present at the meeting as required by the Company’s By-laws. The matters that were voted upon at the meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

    Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present but were not counted as votes cast on any matter. For matters 2-5, the percentages for and against each matter reflect all of the votes cast.

(b)

1.  Election of Directors.

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Charlene Barshefsky	683,250,917	10,602,024	1,006,771	75,971,776
John J. Brennan	683,425,159	10,876,290	558,263	75,971,776
Peter Chernin	667,297,546	27,007,365	554,801	75,971,776
Ralph de la Vega	684,334,044	9,901,611	624,057	75,971,776
Anne Lauvergeon	690,515,078	3,806,189	538,445	75,971,776
Michael O. Leavitt	691,482,366	2,753,964	623,382	75,971,776
Theodore J. Leonsis	690,690,657	3,543,400	625,655	75,971,776
Richard C. Levin	690,123,209	4,090,744	645,759	75,971,776
Samuel J. Palmisano	683,556,446	10,738,697	564,569	75,971,776
Stephen J. Squeri	672,101,409	17,999,870	4,758,433	75,971,776
Daniel L. Vasella	691,458,639	2,764,161	636,912	75,971,776
Ronald A. Williams	669,694,329	24,521,813	643,570	75,971,776
Christopher D. Young	692,396,351	1,829,677	633,684	75,971,776

All 13 of the Company’s nominees for director received a plurality of votes cast.

 2.  Votes regarding ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
760,838,307	98.77%	9,451,703	1.23%	541,478	-0-

3.  Votes regarding an advisory (non-binding) vote approving executive compensation were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
484,266,425	69.85%	208,990,041	30.15%	1,603,246	75,971,776

4.  Votes on a shareholder proposal relating to action by written consent were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
287,388,334	41.45%	405,880,108	58.55%	1,591,270	75,971,776

5.  Votes on a shareholder proposal relating to independent board chairman were as follows:

VOTES FOR	% FOR	VOTES AGAINST	% AGAINST	ABSTENTIONS	BROKER NON-VOTES
245,374,352	35.38%	448,068,117	64.62%	1,417,243	75,971,776

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Tangela Richter
Name: Tangela Richter
Title: Corporate Secretary

Date:  May 8, 2018